Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 2 on Form 10-K/A as filed on May 1, 2007 of Investors Financial Services Corp. (the “Company”) amending our Report on Form 10-K for the period ended December 31, 2006 as filed on February 27, 2007 (the “Report”), I, Kevin J. Sheehan, Chairman and Chief Executive Officer, hereby certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.                The Report, as amended by this Amendment No. 2, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                The information contained in the Report, as amended by this Amendment No. 2, fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ KEVIN J. SHEEHAN
Kevin J. Sheehan
Chairman and
Chief Executive Officer

May 1, 2007

A signed original of this written statement required by Section 906 has been provided to Investors Financial Services Corp. and will be retained by Investors Financial Services Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

In connection with the Amendment No. 2 on Form 10-K/A as filed on May 1, 2007 of Investors Financial Services Corp. (the “Company”) amending our Report on Form 10-K for the period ended December 31, 2006 as filed on February 27, 2007 (the “Report”), I, John N. Spinney, Jr., Senior Vice President and Chief Financial Officer, hereby certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.                The Report, as amended by this Amendment No. 2, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                The information contained in the Report, as amended by this Amendment No. 2, fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ JOHN N. SPINNEY, JR.
Senior Vice President and
Chief Financial Officer

May 1, 2007

A signed original of this written statement required by Section 906 has been provided to Investors Financial Services Corp. and will be retained by Investors Financial Services Corp. and furnished to the Securities and Exchange Commission or its staff upon request.